                      AGREEMENT AND PLAN OF REORGANIZATION

                                  May 22nd 1997


                             INTERNET HOLDINGS, INC.
                               A Utah Corporation


                                 ACQUISITION OF


                               CHIRON SYSTEMS LTD
                              A UK Limited Company

                                TABLE OF CONTENTS

 . RECITALS:.......................................................................................................3



 . AGREEMENT.......................................................................................................3


   .1. PLAN OF  REORGANIZATION....................................................................................3

   .2. EXCHANGE OF SHARES.........................................................................................3

   .3. DELIVERY OF SHARES.........................................................................................4

   .4. TERMINATION................................................................................................4

   .5. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS AND ACQUIREE................................................6

   .6. REPRESENTATIONS AND WARRANTIES OF ACQUIROR................................................................15

   .7. CLOSING DATE..............................................................................................19

   .8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACQUIREE AND THE STOCKHOLDERS..................................19

   .9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACQUIROR.......................................................20

   .10. INDEMNIFICATION..........................................................................................20

   .11. NATURE AND SURVIVAL OF REPRESENTATIONS...................................................................21

   .12. DOCUMENTS AT CLOSING.....................................................................................21

   .13. ADDITIONAL COVENANTS & UNDERTAKINGS......................................................................22

   .14. MISCELLANEOUS............................................................................................24

Exhibit "A" - Stockholders of Acquiror
Exhibit "B" - Consent of Stockholders
Exhibit "C" - Stockholders Certifications
Exhibit "D" - Investment Letters

                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganisation is entered into this 22nd day of May, 1996, by and between Internet Holdings, Inc., a Utah corporation, (hereinafter "Acquiror") ; Chiron Systems Ltd, a UK Limited Company (hereinafter "Acquiree"); and the persons listed in Exhibit "A" attached hereto and by this reference made a part hereof, the stockholders of Acquiree (hereinafter "Stockholders").

                                    RECITALS:

WHEREAS, Stockholders own all of the issued and outstanding capital stock of Acquiree; and

WHEREAS, Acquiror desires to acquire all of the issued and outstanding shares of capital stock of Acquiree, making Acquiree a wholly-owned subsidiary of Acquiror; and

WHEREAS, Stockholders desire to make a tax-free exchange of their shares in Acquiree solely for shares of Acquiror's common stock, par value $0.001 as described herein; and

NOW, THEREFORE, for the mutual consideration set out herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                    AGREEMENT


(1)   PLAN OF  REORGANIZATION.

Stockholders of Acquiree are the owners of all of the issued and outstanding shares of capital stock of Acquiree. It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of Acquiree shall be acquired by Acquiror in exchange solely for Acquiror's voting restricted common stock. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.


(2)   EXCHANGE OF SHARES.

Acquiror and Stockholders agree that all of the issued and outstanding shares of capital stock of Acquiree will consist, at the Closing Date (the "Closing Date"), of 52,000 shares of common stock which will be exchanged with Acquiror for 2,640,313 shares of voting restricted common stock of Acquiror. The Acquiror shares will as soon as practicable after the Closing Date, as hereafter defined, be delivered to the Stockholders in exchange for their shares in Acquiree. Stockholders represent and warrant that they will hold such shares of common stock of Acquiror for investment purposes and not for further public distribution and agree that the shares shall be appropriately restricted.


(3)   DELIVERY OF SHARES.

On or before the Closing Date, Stockholders will deliver certificates representing all of the issued and outstanding shares of Acquiree, duly endorsed so as to make Acquiror the sole holder thereof, free and clear of all claims and encumbrances. Such shares of Acquiree will be appropriately restricted as to transfer. As soon as practicable after the Closing Date, delivery of the Acquiror shares, which will be appropriately restricted as to transfer, will be made to the Stockholders as set forth herein. The transaction contemplated herein shall not close unless all of the issued and outstanding shares of Acquiree are delivered at the Closing and the owners thereof execute this Agreement. A list of shares of Acquiree, the owner thereof and shares of Acquiror to be received by each Stockholder is attached hereto as Exhibit "A". Each Stockholder herein shall sign Exhibit "B", attached hereto and by this reference made a part hereof, evidencing his or her intent to be a party to this Agreement and bound hereby.


(4)   TERMINATION

[A] This Agreement may be terminated by action of the Board of Directors of Acquiror, by the Board of Directors of Acquiree or by the Stockholders of Acquiree at any time prior to the Closing Date if:

      (a) There shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

      (b) The Closing shall not have occurred prior to May 22nd, 1997, or such later date as shall have been approved by parties hereto, other than for reasons set forth in paragraph B or C below.

      In the event of termination pursuant to this Section 4 [A], no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by them in connection with the negotiation, drafting, and execution of this Agreement and the consummation of the transactions herein contemplated.

[B] This Agreement may be terminated at any time prior to the Closing Date by action of Acquiror if:

          (a) Acquiree or the Stockholders shall fail to comply in any material respect with any of its or their covenants or agreements contained in this Agreement or if any of the representations or warranties of Acquiree or the Stockholders contained herein shall be inaccurate in any material respect; or

          (b) There shall have been any material adverse change after December 31, 1996, in the assets, properties, business, or financial condition of Acquiree taken as a whole which could have a materially adverse effect on the value of the business of Acquiree except any changes disclosed in any exhibits or schedules attached hereto.

In the event this Agreement is terminated pursuant to this Section 4 (B), this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and Acquiree shall bear its own costs as well as the legal, accounting, printing, and other costs incurred by Acquiror in connection with the negotiation, preparation, and execution of this Agreement and the transactions herein contemplated.

[C] This Agreement may be terminated at any time prior to the closing Date by action of the Board of Directors of Acquiree or by the Stockholders of Acquiree if:

          (a) Acquiror shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Acquiror contained herein shall be inaccurate in any material respect; or

          (b) There shall have been any material adverse change after December 31, 1996, in the assets, properties, business, or financial condition of Acquiror as a whole which could have a materially adverse effect on the value of the business of Acquiror taken as a whole except any changes disclosed in any exhibit or schedule attached hereto.

In the event this Agreement is terminated pursuant to this Section 4(C) , this Agreement shall be of no further force or effect; no obligation, right, or liability shall arise hereunder, and Acquiror shall bear its own costs as well as the legal, accounting, printing, and other costs incurred by Acquiree and the Stockholders in connection with negotiation, preparation, and execution of this Agreement and the transactions herein contemplated.

[D] This agreement may be terminated by the Acquiror or Acquiree post closing and for a period of not more than 6 months from the date thereof in the event that either party fails to perform in accordance with the `budget for financing' ( schedule E ) and such under-performance is not rectified within a period of 8 weeks from receipt of a written notice from one party to the other confirming the intention to break the agreement due to under-performance. In such cases monies invested by either party would not be recoverable.

In the event of termination pursuant to this Section 4 (D), no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by them in connection with the negotiation, drafting, and execution of this Agreement and the consummation of the transactions herein contemplated.


(5)      REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS
         AND ACQUIREE

 [A] The Stockholders and Acquiree hereby represent and warrant that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

                  (A 1) STOCKHOLDERS OF ACQUIREE. The Stockholders are the owners of all of the issued and outstanding shares of the capital stock of Acquiree; such shares are free from claims, liens, or other encumbrances; and, subject to compliance with applicable securities laws, Stockholders have the unqualified right to sell, transfer, and dispose of such shares subject to the laws of bankruptcy, insolvency, and general creditors' rights. Each Stockholder represents and warrants, that in regard to his, her or its shares of Acquiree, such Stockholder has the full right and authority to execute this Agreement and to transfer his, her or its shares of Acquiree to Acquiror.

                  (A 2) RESTRICTED SHARES TO BE ISSUED. The Stockholders understand and are aware that the issuance of Acquiror shares hereunder is being made without registration under the Securities Act of 1933, as amended, (the "Act"), or any state securities laws and that the shares so issued may not be sold or transferred without registration under the Act and under applicable state securities laws, or unless an exemption from such registration is available. The Stockholders understand that the investment in the shares of Acquiror is speculative and may remain so for an indefinite period and acknowledge that the Stockholders are able to bear the economic risk of their investment in the shares of Acquiror. All certificates evidencing Acquiror's common stock to be issued to Stockholders shall bear appropriate restrictive legends.

[B] The Principal Stockholders of Acquiree (defined for purposes of this Agreement as all holders of more than 10% or more of Acquiree's common stock and all officers and directors of Acquiree) and Acquiree hereby represent and warrant that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

                  (B1) CORPORATE AUTHORITY. Acquiree has the full corporate power and authority to enter into this Agreement and (subject to any requisite approval by the holders of Acquiree common shares) to carry out the transactions contemplated by this Agreement. The Board of Directors of Acquiree has duly authorized the execution, delivery, and performance of this Agreement.

                  (B2) FINANCIAL STATEMENTS. Financial statements of Acquiree as of December 31, 1996, have been delivered to Acquiror ("Acquiree Financial Statements"). To the best knowledge of Acquiree and its Principal Stockholders, except as set forth in Acquiree's Schedules, there are no material liabilities, either fixed or contingent, not reflected in such financial statements other than contracts or obligations in the ordinary and usual course of business or, agreements constituting liens or other liabilities which, if disclosed, would alter substantially the financial condition of Acquiree as reflected in such financial statements.

                  (B3) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in this Agreement or the Acquiree Schedules attached hereto, since the date of the Acquiree Financial Statements, December 31, 1996:

                           (b.3.a) There has not been (1) any material adverse change in the business, operations, properties, assets, or financial condition of Acquiree taken as a whole; or (2) any damage, destruction, or loss to Acquiree (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Acquiree;

                           (b.3.b) Acquiree has not (1) amended its Articles of Incorporation or Bylaws; (2) declared or made, or agreed to declare to make, any payment of dividends or distributions of any assets of any kind whatsoever to Stockholders or purchased or redeemed, or agreed to purchase or redeem any of their capital stock; (3) waived any rights of value which in the aggregate are extraordinary or material considering the business of Acquiree; (4) made any material change in its method of management, operation, or accounting; (5) entered into any other material transactions not in the ordinary course of business except as otherwise contemplated by this Agreement;
                                    (6) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (7) increased the rate of compensation payable or to become payable by it more than 10% to any of its officers or directors or any of its employees whose monthly compensation exceeds $4,000; or (8) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                           (b.3.c) Acquiree has not (1) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof except as described in the Schedules attached hereto; (2) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (3) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the balance sheet contained in the Acquiree Financial Statement and current liabilities incurred since that date in the ordinary course of business; (4) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights held as inventory) or cancelled or agreed to cancel, any valid debts or claims (except debts or claims which in the aggregate are of a value of less than $2,000); (5) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Acquiree taken as a whole; or (6) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

                           (b.3.d) To the best knowledge of Acquiree, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, its business, operations, properties, assets, or condition.

[C] LITIGATION AND PROCEEDINGS.     To the best knowledge of Acquiree and
                                    Principal Stockholders, Acquiree is not
                                    involved in any pending litigation or
                                    governmental investigation or proceeding not reflected in such financial statements, or otherwise disclosed in the Acquiree
                                    Schedules and, to the best knowledge of
                                    Acquiree and Principal Stockholders, no
                                    litigation, claims, assessments, or
                                    governmental investigation or proceeding is threatened against Acquiree, its Principal
                                    Stockholders, or properties.

[D] ORGANIZATION

                           (d1) As of the Closing Date, Acquiree will be in good standing in its jurisdiction of incorporation, and will be in good standing and duly qualified to do business in each or any County, Province or, State and jurisdiction where the failure to qualify would have a material adverse effect on Acquiree.

                           (d2) To the best knowledge of Acquiree and its Principal Stockholders, Acquiree has complied with all state, federal, local and international laws in connection with its formation, issuance of securities, capitalization, and operations, and no contingent liabilities have been threatened or claims made, and no basis for the same exists with respect to said operations, formation, or capitalization, including claims for violation of any state or federal securities laws except where any non-compliance would not materially affect the business or property of the Acquiree.

[E]    COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Acquiree and its Principal
                                    Stockholders represent and warrant that
                                    Acquiree complies with all applicable
                                    federal laws, rules and regulations, all applicable state laws, rules and regulations and all local and international laws rules and regulations relating to the operation of its business and the sale of Acquiree's products except to the extent that non-compliance would not materially and adversely affect the business, operations, properties, assets, or condition of Acquiree or except to the extent that non- compliance would not result in the incurring of any material liability for Acquiree.

[F]      TAX RETURNS.               Acquiree has filed all federal, state,
                                    county, and local income, excise, property, sales, and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and has paid or made adequate provisions for the payment of all taxes, penalty fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received.

[G]      SUBSIDIARIES.              Acquiree has no subsidiaries and does not
                                    own any capital stock, security, partnership interest, or other interest of any kind in any corporation, partnership, joint venture, association, or other entity except as defined in the attached schedules hereto and made a part of this Agreement.

[H]      NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Acquiree to which Acquiree or its Principal Stockholders are a party and has been duly authorised by all appropriate and necessary action.

[I]      CAPITALIZATION.            The authorised capital stock of Acquiree
                                    consists of 100,000 shares of common stock ( each(pound)1 shares ), of which 52,000 shares have been validly issued and are now outstanding. There are no outstanding convertible securities, warrants, options, or commitments of any nature which may cause authorised but un-issued shares to be issued to any person. All issued and outstanding shares are legally issued, fully paid, and non-assessable, and are not issued in violation of the pre-emptive or other right of any person.

[J]      TITLE AND RELATED MATTERS. Acquiree has good and marketable title to all of its licenses, copyrights, trademarks, trade secrets, patents, patents pending, properties, inventory, interests in properties, and other assets, real and personal, ( as defined in Exhibit "F" ) which are reflected in the Acquiree Financial Statements, or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances except (i) statutory liens or claims not yet delinquent; (ii) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the assets or properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties or in connection with such assets; and (iii) as described in Acquiree Financial Statements or in the Acquiree Schedules. Acquiree owns, free and clear of any liens, claims, encumbrances, royalty interests (save for the GPT agreement as referred to in exhibit F) , or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, business plans, methods of management, or other information utilised in the conduct of its business or operations, whether or not the value thereof is reflected in the most recent balance sheet included in the Acquiree Schedules. The plants, structures, and equipment of Acquiree that are necessary or used in the operations of its business are in good operating condition and repair, normal wear and tear excepted.

[K]      CONTRACTS

                           (k1) Except as included or described in the Acquiree Schedules, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Acquiree is a party or by which it or any of its properties or assets are bound.


                           (k2)     Subject to the laws of bankruptcy,
                                    receivership, insolvency, general creditor's rights, and equitable principles, all contracts, agreements, franchises, license agreements, and other commitments to which Acquiree is a party or by which its properties or assets are bound and which are material to its operations taken as a whole, are valid and enforceable in all respects.


                           (k3) Acquiree is not a party to or bound by, and the assets of Acquiree are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, or decree which materially and adversely affects, or in the future may (as far as Acquiree can now foresee), materially and adversely affect, the business, operations, properties, assets, or condition of Acquiree.


                           (k4) Except as included or described in the Acquiree Schedules or reflected in the most recent Acquiree Financial Statements, Acquiree is not a party to any oral or written (a) contract for employment of any officer or employee which is not terminable on 30 days (or less) notice; (b) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit, or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended;
                                    (c) agreement, contract, or indenture
                                    relating to the borrowing of money exceeding
                                    $5,000; (d) guaranty of any obligation,
                                    other than one on which Acquiree is a
                                    primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guarantees of obligations, which, in the aggregate do not exceed $5,000; (e) consulting or other similar contract with an unexpired term of more than one year or providing for payment in excess of $60,000 in the aggregate from the date of agreement; (f) collective bargaining agreement, (g) agreement with any present or former officer or director of Acquiree or its subsidiaries; or (h) contract, agreement, or other commitment involving payments by it of more than $1,000 in the aggregate.

[L]      MATERIAL CONTRACT DEFAULTS.

                                    To the best knowledge of Acquiree and its Principal Stockholders, Acquiree is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Acquiree, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Acquiree has not taken adequate steps to prevent such a default from occurring.

[M]      ACQUIREE SCHEDULES.        Acquiree has delivered to Acquiror the
                                    following schedules which are collectively referred to as the "Acquiree Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of Acquiree and its Principal Stockholders, as complete, true, and correct:

                           (m1) A schedule containing complete and correct copies of the Articles of Incorporation and Bylaws of Acquiree in effect as of the date of this Agreement;

                           (m2)     A schedule including the financial
                                    statements of Acquiree identified in
                                    paragraph 5(B)(2);

                           (m3) A schedule containing a complete and correct copy of the stock ledger of Acquiree;

                           (m4) A schedule containing a description of all real property owned or leased by Acquiree or its subsidiaries, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property with copies of the underlying documentation;

                           (m5)     A schedule containing copies of all
                                    promissory notes issued by Acquiree;

                           (m6) A schedule containing copies of all Warrants options entitling holders thereof to acquire shares of Acquiree;

                           (m7) Copies of all Registration Rights Agreements which entitle any person to require Acquiree to register any shares or other securities of Acquiree;

                           (m8) A schedule containing copies of all material contracts, promissory notes, profit sharing arrangements, options, warrants, employment agreements, licenses, agreements, or other instruments to which Acquiree is a party or by which it or its properties or assets are bound;

                           (m9) A schedule describing all governmental licenses, permits, and other governmental authorisations (or requests or applications therefor) pursuant to which Acquiree carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of Acquiree);

                           (m10) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets or liabilities of Acquiree since the date of the Acquiree Financial Statements; and

                           (m11) A schedule of all litigation or governmental investigation or proceeding which is pending or which, to the best knowledge of management, is threatened or contemplated.

                           (m12) A schedule (F) defining all designs, patents, patents pending and, Intellectual Property rights

                           (m13) Copies of contracts of employment for all staff being retained.

[N] INFORMATION.                    The information concerning Acquiree set
                                    forth in this Agreement and in the Acquiree
                                    Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

(6)      REPRESENTATIONS AND WARRANTIES OF ACQUIROR.

Acquiror hereby represents and warrants that effective this date and the Closing Date, the following representations are true and correct:

(1)   ISSUANCE OF SHARES.           As of the Closing Date, the Acquiror shares
                                    to be delivered to the Stockholders, will constitute valid and legally issued shares of Acquiror, fully-paid and non- assessable, and will be legally equivalent in all respects to the common stock of Acquiror issued and outstanding as of the date hereof.

(2)   AUTHORISATION.                The officers of Acquiror are duly authorised
                                    to execute this Agreement and have taken all action required by law and agreements, charters, Bylaws, etc., to properly and legally execute this Agreement.

(3)   FINANCIAL STATEMENTS.         [3a]    Acquiror has delivered to Acquiree
                                            financial statements dated as
                                            December 31, 1995, and September 30,
                                            1996. Said financial statements do
                                            fairly and accurately reflect the
                                            financial condition of the Acquiror
                                            as of the date hereof and the
                                            results of operations for the period
                                            reflected therein. Such statements
                                            have been prepared in accordance
                                            with generally accepted accounting
                                            principles, consistently applied.

                                    [3b]    The Acquiror will make available
                                            upon actual completion the sum of
                                            not less that US $200,000 for use by
                                            the Acquiree in accordance with
                                            schedule `E' of this Agreement

(4) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in this agreement or the Acquiror Schedules, since December 31, 1996:

                           (4a) There has not been (a) any material adverse change in the business, operations, properties, assets, or financial condition of Acquiror (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Acquiror;

                           (4b) Acquiror has not (a) amended its Articles of Incorporation or Bylaws; (b) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem any of its capital stock; (c) waived any rights or value which in the aggregate are extraordinary or material considering the business of Acquiror; (d) made any material change in its method of management, operation, or accounting; (e) entered into any other material transactions; (f) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (g) increased the rate of compensation payable or to become payable by it to any of its officers or directors of any of its employees; or (h) established or made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                           (4c) Acquiror has not (a) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof;
                                    (b) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (c) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the Acquiror balance sheet as of December 31, 1996, and current liabilities incurred since that date in the ordinary course of business; (d) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights, (e) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Acquiror; or (f) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorised and un-issued or held as treasury stock) , except for the agreement to issue certain shares in connection with the raising of finance under Regulation `S'.

                           (4d) To the best knowledge of Acquiror, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Acquiror.

                           (4e) There have been no material changes to the By-laws of the Acquiror since the date of the last filing.

    (5) LITIGATION AND PROCEEDINGS. To the best knowledge of Acquiror it is not involved in any pending litigation, claims, or governmental investigation or proceeding not reflected in such financial statements or otherwise disclosed in the Acquiror Schedules and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of management, threatened or contemplated against Acquiror, its management, or properties.

(6) ORGANISATION. As of the Closing Date Acquiror shall be duly organised, validly existing, and in good standing under the laws of the State of Utah; it has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where the failure to qualify would have a material adverse effect on Acquiror.

(7) TAX RETURNS. Acquiror has filed all federal, state, county, and local income, excise, property, and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof. Acquiror has paid or made adequate provisions for the payment of all taxes, penalty fees, or assessments which have or may become due pursuant to such filed returns or pursuant to any assessments received.

(8)   CONTRACTS

                           (8a)     Subject to the laws of bankruptcy,
                                    insolvency, general creditor's rights, and equitable principles, all contracts, agreements, franchises, license agreements, and other commitments to which Acquiror is a party or by which it or its properties are bound, and which are material to the operations of Acquiror, are valid and enforceable by Acquiror in all respects.

                           (8b) Acquiror is not a party to any contract, agreement, commitment, or instrument or subject to any charter or other corporate restriction or any judgement, order, writ, injunction, decree, which materially and adversely affects, or in the future may (as far as Acquiror can now foresee) materially and adversely affect, the business, operations, properties, assets, or condition of Acquiror.

                           (8c) Except as included or referred to in the Acquiror Schedules or reflected in the latest Acquiror balance sheet, Acquiror is not a party to any material oral or written (a) contract for the employment of any officer or employee;
                                    (b) profit sharing, bonus, deferred
                                    compensation, stock option, severance pay, pension, benefit, or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (c) agreement, contract, or indenture relating to the borrowing of money; (d) guaranty of any obligation, other than one which Acquiror is a primary obligor, for the borrowing of money or otherwise; (e) consulting or other similar contract; (f) collective bargaining agreement; or (g) agreement with any present or former officer or director of Acquiror.

(9) MATERIAL CONTRACT DEFAULTS. To the best of its knowledge, Acquiror has not materially breached, nor has it any knowledge of any pending or threatened claims or any legal basis for a claim that Acquiror has materially breached, any of the terms or conditions of any agreements, contracts, or commitments to which it is a party or is bound and the execution and performance hereof will not violate any provisions of applicable law of any agreement to which Acquiror is subject.

(10) NO CONFLICT WITH OTHER INSTRUMENT. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Acquiror, to which Acquiror is a party.

(11) SECURITIES LAWS. Acquiror represents that to the best of its knowledge it has no existing or threatened liabilities, claims, lawsuits, or basis for the same with respect to its original stock issuance to its founders, its public offering, or any dealings with its Stockholders, the public, brokers, the Securities and Exchange Commission, state agencies, or other persons

(12) COMPLIANCE WITH LAWS AND REGULATIONS. To the best of its knowledge, Acquiror has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that non-compliance would not materially and adversely affect the business, operations, properties, assets, or condition of Acquiror or except to the extent that non-compliance would not result in the incurring of any material liability.

(13) ACQUIROR SCHEDULES. Acquiror has delivered to Acquiree the following schedules, which are collectively referred to as the "Acquiror Schedules", which are dated the date of this Agreement, all certified by an officer of Acquiror and the officers of Acquiror to be complete, true, and accurate:

                           (13a)    A schedule containing copies of all
                                    financial statements referred to in
                                    paragraph 6(3.a);

                           (13b) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or conditions of Acquiror since December31, 1996;

                           (13c) A schedule of all litigation or governmental investigation or proceeding which is pending or which, to the best knowledge of management, is threatened or contemplated;


    (14) INFORMATION. The information concerning Acquiror set forth in this Agreement and in the Acquiror Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.


(7) CLOSING DATE.

The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon, but is expected to be on or about May 22, 1997, but not later than June 30, 1996. As soon as practicable after the Closing, Acquiror shall deliver and the Stockholders will be deemed to have accepted delivery, the certificate of stock to be issued in his or her name, and in connection therewith at closing, will make delivery of his or her stock in Acquiree to Acquiror. Certain opinions, exhibits, etc., may be delivered subsequent to the Closing Date upon the mutual agreement of the parties hereto

(8).     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACQUIREE AND
         THE STOCKHOLDERS.

All obligations of Acquiree and Stockholders under this Agreement are subject to the fulfilment, by Acquiror, prior to or as of the Closing Date, of each of the following conditions:

(1) The representations and warranties by or on behalf of Acquiror contained in this Agreement or in any certificate or documents delivered to Acquiree pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time;

(2) Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing on the Closing Date;

(3) Acquiror shall take all corporate action necessary to issue the shares to Stockholders pursuant to this Agreement;


(9)      CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACQUIROR.

         All obligations of Acquiror under this Agreement are subject to the fulfilment, by Acquiree and Stockholders, prior to or as of the Closing Date, of each of the following conditions:

                           (1) The representations and warranties by Acquiree and Stockholders contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time;

                           (2) Acquiree and Stockholders shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; including the delivery of all of the outstanding stock of Acquiree;

                           (3) Stockholders shall deliver to Acquiror a letter commonly known as an "investment letter" agreeing that the shares of stock in Acquiror are being acquired for investment purposes, and not with a view to public resale and that the materials, including current financial statements prepared and delivered by Acquiror to Stockholders, have been read and understood by Stockholders, that he is familiar with the business of Acquiror, that he is acquiring the Acquiror shares under Section 4(2), commonly known as the private offering exemption of the Securities Act of 1933, and that the shares are restricted and may not be resold, except in reliance on an exemption under the Act.


(10)   INDEMNIFICATION

         Within the period provided in paragraph 12 herein and in accordance with the terms of that paragraph, each party to this Agreement shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage, or deficiency, all actions suits, proceedings, demands, assessments, judgments, costs, and expenses which exceed $25,000 including attorney's fees incident to any of the foregoing, resulting from any misrepresentations, breach of covenant, or warranty or non-fulfilment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability of claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same. No liability shall arise for a party hereof regarding a settlement of any claim unless such settlement was previously approved by such party.



( 11)   NATURE AND SURVIVAL OF REPRESENTATIONS.

         All representations warranties, and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.


(12)   DOCUMENTS AT CLOSING

         At the Closing the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

(a) Stockholders will deliver, or cause to be delivered, to Acquiror the following:

                              (1) Stock certificates for all of the issued and outstanding stock of Acquiree being tendered and duly endorsed;

                              (2) All corporate records of Acquiree, including without limitation, corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Closing), stock books, stock transfer books, corporate seals, and other such corporate books and records as may reasonably be requested for review by Acquiror and its counsel;

                              (3) A certificate executed by the Principal Stockholders to the effect that all representations and warranties made by Acquiree under this Agreement are true and correct as of the Closing, the same as though originally given to Acquiror on said date;

                              (4) Certification from the Acquirees solicitors dated at the date of the Closing to the effect that Acquiree is in good standing under the laws of the UK;

                              (5) An investment letter from the Stockholders representing that they are acquiring shares of Acquiror for investment purposes only and not with a view to further distribution; and

                              (6)   Such other instruments, documents, and
                                    certificates, if any, as are required to be delivered pursuant to the provision of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

                              (7) All Licences, Patents and Trade Marks as relate to any and all products in concept, design, production and/or sales stages at the time of closing

         (b) Acquiror will deliver or cause to be delivered to the Stockholders and Acquiree as soon as practicable after the closing:

                              (1) Stock certificates for common stock to be issued as part of the exchange as listed on Exhibit "A";

                              (2) Such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement.


(13)   ADDITIONAL COVENANTS & UNDERTAKINGS

Between the date hereof and the Closing Date, except with the prior written consent of the other party:

SECTION A

                              (1) Acquiror and Acquiree shall conduct their business only in the usual and ordinary course and the character of such business shall not be changed nor any different business be undertaken.

                              (2) No change shall be made in the Articles of Incorporation or Bylaws of Acquiror or Acquiree.

                              (3) No change shall be made in the authorised or issued shares of Acquiror or Acquiree.

                              (4)   Neither Acquiror nor Acquiree shall
                                    discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business.

                              (5) Neither Acquiror nor Acquiree shall make any payment or distribution to their respective stockholders or purchase or redeem any shares or capital stock.

                              (6)   Neither Acquiror nor Acquiree shall
                                    mortgage, pledge, or subject to lien or
                                    encumbrance any of its assets, tangible or intangible.

                              (7) Neither Acquiror nor Acquiree shall cancel any debts or claims or waive any rights.

SECTION B

UNDERTAKING  1. - MUTUAL

                        The parties hereto jointly and severally undertake to use their best efforts for a period of not less than 2 years from the date hereof to ensure that the following individuals are nominated to the board of Internet Holdings, Inc

                        Christopher J Wilkes  President & Chairman of the Board
                        Ian Tredinnick        Chief Executive Officer
                        Lewis M Klee          Director & Company Secretary

UNDERTAKING 2.                      In the event of the Acquiror divesting the
                                    Acquiree at some future point, it is hereby agreed that the Acquiror will offer a right of first refusal to the original ( pre-acquisition ) shareholders of Chiron
                                    Systems Ltd for a period of 8 weeks from notification of the intention to divest. All negotiations as to value will be carried out on a fair `open market' basis.


(14)    MISCELLANEOUS

(1) FURTHER ASSURANCES. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(2) WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

(3) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

(4) HEADINGS. The section and subsection heading in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(5) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(6) GOVERNING LAW. This Agreement was negotiated and is being contracted for in the State of Utah and shall be governed by the laws of the State of Utah, not withstanding any Utah or other conflict-of-law provision to the contrary, and the securities being issued herein are being issued and delivered in the State of Utah in accordance with isolated transaction and non-public offering exemption.

(7) BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

(8) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

(9) SEVERABILITY. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.



ATTEST:                             INTERNET HOLDINGS, INC.
                                             a Utah corporation



                                    BY:      /S Christopher Wilkes
                                    President



ATTEST:                             CHIRON SYSTEMS LTD
                                             a UK Limited Company



                                    BY:       /S Ian Tredinnick
                                    Managing Director


                                  STOCKHOLDERS

               (See Exhibit "B" attached hereto in counter parts.)


The signing of this page has been WITNESSED BY:-


Name:                      J.D. Wainwright

Signed:                    /S J.D. Wainwright

Occupation:                Company Director

                                   EXHIBIT "A"




NAME AND ADDRESS                    CHIRON SYSTEMS LTD           INTERNET H. INC.
OF STOCKHOLDERS                     COMMON STOCK                 RESTRICTED STOCK
Ian R Tredinnick                            29,000   (55.8%)     1,473,293
Little Poplars,
Cold Ash Hill
Cold Ash
Nr Newbury
Berkshire
RG16  9PT

Michael J Kennedy                           10,000   (19.2%)       506,940
Landfall
Wych Hill Lane
Woking
GU22  0AB

Mrs P Tredinnick                            8,000    (15.4%)       406,608
Little Poplars,
Cold Ash Hill
Cold Ash
Nr Newbury
Berkshire
RG16  9PT

Mrs B Taylor                               2500     (4.8%)         126,736
25 Eden Way
Nr Wokingham
Reading
Berks
RG11  5PQ

Mr A Sykes                                 2500     (4.8%)         126,736
Rock Cottage
Cold Hatton
Nr. Wellington
North Shropshire
TF6  6QU

                                          52000     (100%)      2,640,313


                                   EXHIBIT "B"

         To the Agreement dated May 22nd 1997, between Internet Holdings, Inc., Chiron Systems Ltd. and the Stockholders of Chiron Systems Ltd.


                             CONSENT OF STOCKHOLDERS

The undersigned stockholder of Common Stock of Chiron Systems Ltd a UK Company, does hereby consent to the exchange of the shares of Chiron Systems Ltd. owned by the undersigned, for shares of restricted Common Stock of Internet Holdings, Inc., a Utah corporation. The exchange shall be on a basis wherein the undersigned shall receive 1,473,293 shares of Internet Holdings, Inc., for all of the issued and outstanding shares of Chiron Systems Ltd and all intellectual property rights, patents and, trade marks which are owned by the Undersigned.

                                            ACCEPTANCE



DATED: May 22nd 1997                        BY:           /S Ian R Tredinnick
                                                             Ian R Tredinnick

                                   EXHIBIT "B"

         To the Agreement dated May 22nd 1997, between Internet Holdings, Inc., Chiron Systems Ltd and the Stockholders of Chiron Systems Ltd .


                             CONSENT OF STOCKHOLDERS

The undersigned stockholder of Common Stock of Chiron Systems Ltd , a UK Limited Company, does hereby consent to the exchange of the shares of Chiron Systems Ltd. owned by the undersigned, for shares of restricted Common Stock of Internet Holdings, Inc., a Utah corporation. The exchange shall be on a basis wherein the undersigned shall receive 506,940 shares of Internet Holdings, Inc., for all of the issued and outstanding shares of Chiron Systems Ltd., which are owned by the Undersigned. and all intellectual property rights, which are owned by the Undersigned.


                                   ACCEPTANCE



DATED: May 22nd 1997                        BY:           /S Michael Kennedy
                                                             Michael Kennedy

                                   EXHIBIT "B"

         To the Agreement dated May 22nd 1997, between Internet Holdings, Inc., Chiron Systems Ltd and the Stockholders of Chiron Systems Ltd .


                             CONSENT OF STOCKHOLDERS

The undersigned stockholder of Common Stock of Chiron Systems Ltd , a UK Limited Company, does hereby consent to the exchange of the shares of Chiron Systems Ltd. owned by the undersigned, for shares of restricted Common Stock of Internet Holdings, Inc., a Utah corporation. The exchange shall be on a basis wherein the undersigned shall receive 406,608 shares of Internet Holdings, Inc., for all of the issued and outstanding shares of Chiron Systems Ltd., which are owned by the Undersigned. and all intellectual property rights, which are owned by the Undersigned.


                                              ACCEPTANCE



DATED: May 22nd 1997               BY:         /S Patricia Tredinnick
                                                  Patricia Tredinnick

                                   EXHIBIT "B"

         To the Agreement dated May 22nd 1997, between Internet Holdings, Inc., Chiron Systems Ltd and the Stockholders of Chiron Systems Ltd .


                             CONSENT OF STOCKHOLDERS

The undersigned stockholder of Common Stock of Chiron Systems Ltd , a UK Limited Company, does hereby consent to the exchange of the shares of Chiron Systems Ltd. owned by the undersigned, for shares of restricted Common Stock of Internet Holdings, Inc., a Utah corporation. The exchange shall be on a basis wherein the undersigned shall receive 126,736 shares of Internet Holdings, Inc., for all of the issued and outstanding shares of Chiron Systems Ltd., which are owned by the Undersigned. and all intellectual property rights, which are owned by the Undersigned.


                                                  ACCEPTANCE



DATED: May 22nd 1997                              BY:          /S Mrs B Taylor
                                                               Mrs B Taylor

                                   EXHIBIT "B"

         To the Agreement dated May 22nd 1997, between Internet Holdings, Inc., Chiron Systems Ltd and the Stockholders of Chiron Systems Ltd .


                             CONSENT OF STOCKHOLDERS

The undersigned stockholder of Common Stock of Chiron Systems Ltd , a UK Limited Company, does hereby consent to the exchange of the shares of Chiron Systems Ltd. owned by the undersigned, for shares of restricted Common Stock of Internet Holdings, Inc., a Utah corporation. The exchange shall be on a basis wherein the undersigned shall receive 126,736 shares of Internet Holdings, Inc., for all of the issued and outstanding shares of Chiron Systems Ltd., which are owned by the Undersigned. and all intellectual property rights, which are owned by the Undersigned.


                                                              ACCEPTANCE



DATED             May 22nd 1997                      BY:          /S A Sykes
                                                                  Mr A Sykes

                                   EXHIBIT "C"

                            STOCKHOLDER'S CERTIFICATE


         The undersigned stockholder of Chiron Systems Ltd. ("Acquiree") , does hereby certify that the undersigned is a principal stockholder of Acquiree, a United Kingdom Limited Company, and as such is familiar with the business affairs of said company, and is familiar with and has read the Agreement and Plan of Reorganization between Internet Holdings, Inc.
( "Acquiror") a Utah corporation, and Acquiree dated May 22nd 1997.

         The undersigned does hereby state that the representations and warranties made by the undersigned and Acquiree contained in said Agreement, to the best knowledge of the undersigned, are true and correct at and as of the time of closing. In addition, the undersigned hereby states that, to the best knowledge of the undersigned, Acquiree has performed and complied with all covenants, agreements, and conditions required by the Agreement to be performed or complied with by Acquiree prior to or at the closing on the closing date.

         IN WITNESS WHEREOF, the undersigned have hereunto duly executed this Certificate this day May 22nd 1997.



                                       /S Ian R Tredinnick

                                Ian R Tredinnick

                                   EXHIBIT "C"

                            STOCKHOLDER'S CERTIFICATE


         The undersigned stockholder of Chiron Systems Ltd. ("Acquiree") , does hereby certify that the undersigned is a principal stockholder of Acquiree, a United Kingdom Limited Company, and as such is familiar with the business affairs of said company, and is familiar with and has read the Agreement and Plan of Reorganization between Internet Holdings, Inc.
( "Acquiror") a Utah corporation, and Acquiree dated May 22nd 1997.

         The undersigned does hereby state that the representations and warranties made by the undersigned and Acquiree contained in said Agreement, to the best knowledge of the undersigned, are true and correct at and as of the time of closing. In addition, the undersigned hereby states that, to the best knowledge of the undersigned, Acquiree has performed and complied with all covenants, agreements, and conditions required by the Agreement to be performed or complied with by Acquiree prior to or at the closing on the closing date.

         IN WITNESS WHEREOF, the undersigned have hereunto duly executed this Certificate this day May 22nd 1997.



               /S Michael J Kennedy

Michael J Kennedy

                                   EXHIBIT "C"

                            STOCKHOLDER'S CERTIFICATE


         The undersigned stockholder of Chiron Systems Ltd. ("Acquiree") , does hereby certify that the undersigned is a principal stockholder of Acquiree, a United Kingdom Limited Company, and as such is familiar with the business affairs of said company, and is familiar with and has read the Agreement and Plan of Reorganization between Internet Holdings, Inc.
( "Acquiror") a Utah corporation, and Acquiree dated May 22nd 1997.

         The undersigned does hereby state that the representations and warranties made by the undersigned and Acquiree contained in said Agreement, to the best knowledge of the undersigned, are true and correct at and as of the time of closing. In addition, the undersigned hereby states that, to the best knowledge of the undersigned, Acquiree has performed and complied with all covenants, agreements, and conditions required by the Agreement to be performed or complied with by Acquiree prior to or at the closing on the closing date.

         IN WITNESS WHEREOF, the undersigned have hereunto duly executed this Certificate this day May 22nd 1997.



            /S Patricia Tredinnick

  Patricia Tredinnick

                                   EXHIBIT "C"

                            STOCKHOLDER'S CERTIFICATE


         The undersigned stockholder of Chiron Systems Ltd. ("Acquiree") , does hereby certify that the undersigned is a principal stockholder of Acquiree, a United Kingdom Limited Company, and as such is familiar with the business affairs of said company, and is familiar with and has read the Agreement and Plan of Reorganization between Internet Holdings, Inc.
( "Acquiror") a Utah corporation, and Acquiree dated
May 22nd 1997.

         The undersigned does hereby state that the representations and warranties made by the undersigned and Acquiree contained in said Agreement, to the best knowledge of the undersigned, are true and correct at and as of the time of closing. In addition, the undersigned hereby states that, to the best knowledge of the undersigned, Acquiree has performed and complied with all covenants, agreements, and conditions required by the Agreement to be performed or complied with by Acquiree prior to or at the closing on the closing date.

         IN WITNESS WHEREOF, the undersigned have hereunto duly executed this Certificate this day May 22nd 1997.



             /S Mrs B Taylor

 Mrs B Taylor

                                   EXHIBIT "C"

                            STOCKHOLDER'S CERTIFICATE


         The undersigned stockholder of Chiron Systems Ltd. ("Acquiree") , does hereby certify that the undersigned is a principal stockholder of Acquiree, a United Kingdom Limited Company, and as such is familiar with the business affairs of said company, and is familiar with and has read the Agreement and Plan of Reorganization between Internet Holdings, Inc.
( "Acquiror") a Utah corporation, and Acquiree dated May 22nd 1997.

         The undersigned does hereby state that the representations and warranties made by the undersigned and Acquiree contained in said Agreement, to the best knowledge of the undersigned, are true and correct at and as of the time of closing. In addition, the undersigned hereby states that, to the best knowledge of the undersigned, Acquiree has performed and complied with all covenants, agreements, and conditions required by the Agreement to be performed or complied with by Acquiree prior to or at the closing on the closing date.

         IN WITNESS WHEREOF, the undersigned have hereunto duly executed this Certificate this day May 22nd 1997.



        /S A Sykes

Mr A Sykes

                                   EXHIBIT "D"

                                INVESTMENT LETTER

         The undersigned hereby represents to Internet Holdings, Inc. that (1) the shares of the Company's $.001 par value common stock (the "Securities") which are being acquired by the undersigned are being acquired for his, her or its own account and for investment and not with a view to the public resale or distribution thereof; (2) The undersigned will not sell, transfer, or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "Restricted Securities" as that term is defined in Rule 144 or the general rules and regulations under the Act.

         The undersigned further acknowledges that he has had an opportunity to ask questions of, and receive answers from duly designated representatives of the corporation concerning the terms and conditions pursuant to which the Securities are being offered. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information given him.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         Only the Company may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the purchaser regarding the registration of the Securities.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions, for the most part, are set forth in Rule 144. The rule permits sales of "Restricted Securities" upon compliance with the requirements of such rule. If the rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that rule.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities and the possibility of the total loss of my investment.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefore, shall bear an investment legend which the undersigned understands.

         The purchaser further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                               Yours Sincerely,


                                               /S Ian R Tredinnick

                                               Ian R Tredinnick

                                   EXHIBIT "D"

                                INVESTMENT LETTER

         The undersigned hereby represents to Internet Holdings, Inc. that (1) the shares of the Company's $.001 par value common stock (the "Securities") which are being acquired by the undersigned are being acquired for his, her or its own account and for investment and not with a view to the public resale or distribution thereof; (2) The undersigned will not sell, transfer, or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "Restricted Securities" as that term is defined in Rule 144 or the general rules and regulations under the Act.

         The undersigned further acknowledges that he has had an opportunity to ask questions of, and receive answers from duly designated representatives of the corporation concerning the terms and conditions pursuant to which the Securities are being offered. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information given him.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         Only the Company may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the purchaser regarding the registration of the Securities.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions, for the most part, are set forth in Rule 144. The rule permits sales of "Restricted Securities" upon compliance with the requirements of such rule. If the rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that rule.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities and the possibility of the total loss of my investment.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefore, shall bear an investment legend which the undersigned understands.

         The purchaser further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                                 Yours Sincerely,


                                                  /S Michael J Kennedy

                                                 Michael J Kennedy

                                   EXHIBIT "D"

                                INVESTMENT LETTER

         The undersigned hereby represents to Internet Holdings, Inc. that (1) the shares of the Company's $.001 par value common stock (the "Securities") which are being acquired by the undersigned are being acquired for his, her or its own account and for investment and not with a view to the public resale or distribution thereof; (2) The undersigned will not sell, transfer, or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "Restricted Securities" as that term is defined in Rule 144 or the general rules and regulations under the Act.

         The undersigned further acknowledges that he has had an opportunity to ask questions of, and receive answers from duly designated representatives of the corporation concerning the terms and conditions pursuant to which the Securities are being offered. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information given him.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         Only the Company may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the purchaser regarding the registration of the Securities.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions, for the most part, are set forth in Rule 144. The rule permits sales of "Restricted Securities" upon compliance with the requirements of such rule. If the rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that rule.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities and the possibility of the total loss of my investment.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefore, shall bear an investment legend which the undersigned understands.

         The purchaser further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                                    Yours Sincerely,


                                                          /S Patricia Tredinnick

                                                    Patricia Tredinnick

                                   EXHIBIT "D"

                                INVESTMENT LETTER

         The undersigned hereby represents to Internet Holdings, Inc. that (1) the shares of the Company's $.001 par value common stock (the "Securities") which are being acquired by the undersigned are being acquired for his, her or its own account and for investment and not with a view to the public resale or distribution thereof; (2) The undersigned will not sell, transfer, or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "Restricted Securities" as that term is defined in Rule 144 or the general rules and regulations under the Act.

         The undersigned further acknowledges that he has had an opportunity to ask questions of, and receive answers from duly designated representatives of the corporation concerning the terms and conditions pursuant to which the Securities are being offered. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information given him.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         Only the Company may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the purchaser regarding the registration of the Securities.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions, for the most part, are set forth in Rule 144. The rule permits sales of "Restricted Securities" upon compliance with the requirements of such rule. If the rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that rule.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities and the possibility of the total loss of my investment.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefore, shall bear an investment legend which the undersigned understands.

         The purchaser further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                                    Yours Sincerely,


                                                        /S Mrs B Taylor

                                                    Mrs B Taylor

                                   EXHIBIT "D"

                                INVESTMENT LETTER

         The undersigned hereby represents to Internet Holdings, Inc. that (1) the shares of the Company's $.001 par value common stock (the "Securities") which are being acquired by the undersigned are being acquired for his, her or its own account and for investment and not with a view to the public resale or distribution thereof; (2) The undersigned will not sell, transfer, or otherwise dispose of the Securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) he is aware that the Securities are "Restricted Securities" as that term is defined in Rule 144 or the general rules and regulations under the Act.

         The undersigned further acknowledges that he has had an opportunity to ask questions of, and receive answers from duly designated representatives of the corporation concerning the terms and conditions pursuant to which the Securities are being offered. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information given him.

         The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         Only the Company may register its Securities under the Act and it currently is not contemplating registering any of its Securities. Furthermore, the Company has not made any representations, warranties or covenants to the purchaser regarding the registration of the Securities.

         The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions, for the most part, are set forth in Rule 144. The rule permits sales of "Restricted Securities" upon compliance with the requirements of such rule. If the rule is available to the undersigned, the undersigned may make only routine sales of Securities, in limited amounts, in accordance with the terms and conditions of that rule.

         I am capable of bearing the economic risks of an investment in the Securities. I fully understand the speculative nature of the Securities and the possibility of the total loss of my investment.

         My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefore, shall bear an investment legend which the undersigned understands.

         The purchaser further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                                              Yours Sincerely,


                                                                    /S A Sykes

                                                              Mr A Sykes